BUSINESS ACQUISITIONS	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
BUSINESS ACQUISITIONS
BUSINESS ACQUISITIONS

On February 19, 2015 (Acquisition Date), the Company completed its acquisition (Acquisition) of Covance Inc. (Covance), a leading drug development services company and a leader in nutritional analysis, for $6,150.7. The Company issued debt and common stock to fund the Acquisition. Covance stockholders received $75.76 in cash and 0.2686 shares of the Company's common stock for each share of Covance common stock they owned. The Company financed the Acquisition with 3,900.0 of debt, 15.3 shares of its common stock and $488.2 of available cash, $400.0 of which was derived from a bridge term loan credit facility. On January 30, 2015, the Company issued $2,900.0 in debt securities, consisting of $500.0 aggregate principal amount of 2.625% Senior Notes due 2020, $500.0 aggregate principal amount of 3.20% Senior Notes due 2022, $1,000.0 aggregate principal amount of 3.60% Senior Notes due 2025 and $900.0 aggregate principal amount of 4.70% Senior Notes due 2045 (together, the Acquisition Notes). The Company also entered into a $1,000.0 term loan facility which was advanced in full on February 19, 2015. The term loan credit facility will mature five years after the closing date of the Acquisition and may be prepaid without penalty.
The Company has continued to finalize its purchase price allocation during the measurement period and obtained new fair value information related to the assets acquired and liabilities assumed of Covance, including the related lives of acquired assets. The facts and circumstances that existed at the date of acquisition, if known, would have affected the measurement of the amounts recognized at that date. In accordance with ASC 805, Business Combinations, measurement period adjustments are not included in current earnings, but recognized as of the date of the acquisition with a corresponding adjustment to goodwill resulting from the change in preliminary amounts. As a result, the Company adjusted the preliminary allocation of the purchase price initially recorded at the Acquisition Date to reflect these measurement period adjustments. While the purchase price allocation is substantially complete, it is still preliminary and subject to change. The areas of the purchase price that are not yet finalized relate primarily to the impact of finalizing deferred taxes and the final allocation of goodwill to the various foreign and domestic subsidiaries of Covance. Accordingly, adjustments may be made as additional information is obtained about the facts and circumstances that existed at the valuation date. The purchase price allocation and related push down to subsidiaries will be finalized in the first quarter of 2016. The impact of any such changes will be reflected in the opening balance sheet and the comparative periods will be revised to include the effect of the measurement period adjustments as if they had been completed on the Acquisition Date in accordance with ASC 805. Any adjustments impacting amounts allocable to international location as finalized will impact currency translation and therefore comprehensive income for the comparative periods as well.

The valuation of acquired assets and assumed liabilities at the date of Acquisition include the following:

Consideration Transferred
Stock consideration			$1,762.5
Cash consideration			4,388.2
			$6,150.7

	Preliminary February 19, 2015	Measurement Period Adjustments	Adjusted February 19, 2015
Net Assets Acquired
Cash and cash equivalents	$780.8	$—	$780.8
Accounts receivable	334.8	—	334.8
Unbilled services	138.7	—	138.7
Inventories	51.9	—	51.9
Prepaid expenses and other	261.4	86.5	347.9
Deferred income taxes	34.4	61.1	95.5
Property, plant and equipment	844.2	174.0	1,018.2
Goodwill	3,176.1	(135.9)	3,040.2
Customer relationships	1,917.2	(86.9)	1,830.3
Trade names and trademarks	289.4	(18.9)	270.5
Land use right	4.9	(4.9)	—
Technology	—	74.5	74.5
Favorable leases	—	5.5	5.5
Other assets	15.2	(3.2)	12.0
Total assets acquired	7,849.0	151.8	8,000.8
Accounts payable	190.8	—	190.8
Accrued expenses and other	280.8	—	280.8
Unearned revenue	168.0	—	168.0
Deferred income taxes	730.2	122.3	852.5
Senior Notes	250.0	—	250.0
Other liabilities	78.5	29.5	108
Total liabilities acquired	1,698.3	151.8	1,850.1
Net assets acquired	$6,150.7	$—	$6,150.7

The amortization periods for intangible assets acquired are 28 years for customer relationships, 15 years for trade names and trademarks, 10 years for technology, and 8 years for favorable leases. The Company recorded certain measurement period adjustments and certain classifications of expenses, including items associated with the allocation of stock compensation, from cost of revenue to selling, general and administrative expenses.
The Acquisition contributed $2,209.7 and $167.2 of revenue and operating income, respectively, during the year ended December 31, 2015.
Unaudited Pro Forma Information
The Company completed the Acquisition on February 19, 2015. Had the Acquisition been completed as of the beginning of 2014, the Company's pro forma results for 2015 and 2014 would have been as follows:

	Year Ended December 31,
	2015	2014
Total revenues	$9,033.3	$8,711.2
Operating income	1,123.3	907.7
Net income attributable to Laboratory Corporation of America Holdings	546.8	423.0
Earnings per share:
Basic	$5.04	$4.22
Diluted	$5.02	$4.16

The unaudited pro forma results reflect certain adjustments related to past operating performance, acquisition costs and acquisition accounting adjustments, such as increased amortization expense and decreased depreciation expense based on the estimated fair value of assets acquired, the impact of the Company’s new financing arrangements, and the related tax effects. The pro forma results include costs directly attributable to the Acquisition which are not expected to have a continuing impact on the combined company, such as transaction costs of $207.6; comprised of change in control, retention and severance arrangements of $26.8; acceleration of stock based compensation of $43.2 and related employer taxes of $9.4; legal, advisor and success fees of $75.6; write-off of bridge and other deferred financing fees of $15.2; and make-whole payments of $37.4 made in connection with the prepayment of Covance's existing private placement debt, all of which are included in the pro forma results of operations for the year ended December 31, 2014. The pro forma results do not include any anticipated synergies which may be achievable subsequent to the Acquisition. To produce the unaudited pro forma financial information, the Company adjusted Covance’s assets and liabilities to their estimated fair value based on a valuation as of the Acquisition Date. These pro forma results of operations have been prepared for comparative purposes only, and they do not purport to be indicative of the results of operations that actually would have resulted had the Acquisition occurred on the date indicated or that may result in the future.
During the year ended December 31, 2015, the Company also acquired various laboratories and related assets for approximately $128.6 in cash (net of cash acquired). The purchase consideration for these acquisitions has been allocated to the estimated fair market value of the net assets acquired, including approximately $17.4 in identifiable intangible assets (primarily customer relationships) and a residual amount of goodwill of approximately $68.4. These acquisitions were made primarily to extend the Company's geographic reach in important market areas and/or enhance the Company's scientific differentiation and esoteric testing capabilities. The Company's results would not have been materially different from its pro forma results had the Company's other 2015 acquisitions occurred at the beginning of 2014.

On November 20, 2014, the Company completed its acquisition of LipoScience, Inc. (LipoScience), a provider of specialized cardiovascular diagnostic laboratory tests based on nuclear magnetic resonance (NMR) technology, for a purchase price of $5.25 per share or a transaction value of $67.9 (net of cash acquired).

The LipoScience purchase consideration has been allocated to the estimated fair market value of the net assets acquired, including approximately $27.2 in identifiable intangible assets (primarily non-tax deductible customer relationships, technology and trade names and trademarks) with weighted-average useful lives of approximately 19.5 years; $9.4 in deferred tax liabilities (relating to identifiable intangible assets); and a residual amount of non-tax deductible goodwill of approximately $17.4.

During the year ended December 31, 2014, the Company also acquired various other laboratories and related assets for approximately $91.5 in cash (net of cash acquired). These acquisitions were made primarily to extend the Company's geographic reach in important market areas and/or enhance the Company's scientific differentiation and esoteric testing capabilities. The purchase consideration for these acquisitions has been allocated to the estimated fair market value of the net assets acquired, including approximately $22.0 in identifiable intangible assets (primarily customer relationships and non-compete agreements) and a residual amount of goodwill of approximately $63.4.

During the year ended December 31, 2013, the Company also acquired various other laboratories and related assets for approximately $159.5 in cash (net of cash acquired). These acquisitions were made primarily to extend the Company's geographic reach in important market areas and/or enhance the Company's scientific differentiation and esoteric testing capabilities.

Contingent consideration liabilities associated with the Company's business acquisitions are recorded at fair value based upon the estimated probability assessment of the earn-out criteria.  Changes in the fair value of contingent consideration liabilities are recognized in earnings until the arrangement is settled.